NEWS RELEASE ©2023 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Corporate Communications T – (412) 433-1300 E – media@uss.com Emily Chieng Investor Relations Officer T – (412) 618-9554 E – ecchieng@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides Fourth Quarter 2023 Guidance PITTSBURGH, December 14, 2023 – United States Steel Corporation (NYSE: X) today provided fourth quarter 2023 adjusted net earnings per diluted share guidance of $0.20 to $0.25. Fourth quarter 2023 adjusted EBITDA is expected to be approximately $250 million. Commenting on fourth quarter guidance, President and Chief Executive Officer David B. Burritt said, “Our expected fourth quarter performance is in-line with commentary provided on our October earnings call. We successfully navigated the impact of the autoworkers’ strike to our domestic flat-rolled order book. Our diverse order book allowed us to repurpose tons impacted by the strike to other customers. In our Tubular segment, increased shipments are expected to more than offset the impact from lower selling prices. We focus on the things we can control and expect to deliver another quarter of strong safety, environmental, and operational performance. Looking ahead, domestic steel markets are improving, customer demand is growing, and spot selling prices are increasing.” Burritt concluded, “We are ending 2023 from a position of strength. Our guidance reflects strong performance, we are successfully negotiating annual auto contracts for incremental volumes and better pricing, and our suite of Best for All strategic projects continues to progress on-time and on-budget. Earlier this month, we produced the first pellets from our Keetac direct reduced-grade pellet investment on-time and on-budget. In 2024, we expect to complete the remaining strategic investments, including our dual coating line at Big River Steel and our new state-of-the-art Big River 2 mini mill.”

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Fourth Quarter Adjusted EBITDA Commentary The Flat-Rolled segment’s adjusted EBITDA is expected to be lower than the third quarter. Volumes are expected to decline, reflecting the idled blast furnace ‘B’ at Granite City Works and planned maintenance work at other facilities. Additionally, average selling prices are expected to decline sequentially, reflecting lower spot selling prices throughout the third quarter that will impact lagging index-based contracts in the fourth quarter. These headwinds are expected to be partially offset by improved product mix. Separately, approximately $10 million of anticipated start-up costs related to the Keetac direct reduced-grade pellet investment are included in the segment’s adjusted results. The Mini Mill segment's adjusted EBITDA is expected to be lower than the third quarter. Average selling prices are expected to decline sequentially reflecting the segment’s majority market-based monthly contract and spot exposure. Additionally, the Mini Mill segment incurred costs related to a planned maintenance outage in October. These headwinds are expected to be partially offset by benefits from lower raw material costs. Separately, approximately $10 million of anticipated construction-related costs for in- flight strategic projects at Big River Steel are included in the segment's adjusted results. The European segment’s adjusted EBITDA is expected to be in-line with the third quarter. Lower raw material costs, higher shipment volumes, and the absence of planned outage spending from the third quarter are expected to offset pricing headwinds in the quarter. The Tubular segment’s adjusted EBITDA is expected to be slightly higher than the third quarter. Increased shipments as distributor inventory rebalanced are expected to more than offset the flow-through of lower selling prices.

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Cautionary Note Regarding Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” "plan," "goal," "future," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities and operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in the global economic environment, including supply and demand conditions, inflation, interest rates, supply chain disruptions and changes in prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, statements regarding existing or new regulations and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and those described from time to time in our future reports filed with the Securities and Exchange Commission.

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com References to "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance Q4 2023 Projected net earnings attributable to United States Steel Corporation included in guidance $ 10 Estimated income tax provision 10 Estimated net interest and other financial costs (income) (60) Estimated depreciation, depletion, and amortization 235 Projected EBITDA included in guidance $ 195 Estimated adjustments 55 Projected adjusted EBITDA included in guidance $ 250 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance Q4 2023 Projected net earnings attributable to United States Steel Corporation included in guidance $ 10 Estimated adjustments 45 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 55 Reconciliation to Projected Adjusted Net Earnings Per Diluted Share Included in Guidance Q4 2023 Projected net earnings per diluted share included in guidance (mid-point of guidance) $ 0.05 Estimated adjustments 0.18 Projected adjusted net earnings per diluted share included in guidance (mid-point of guidance) $ 0.23 Note: Excludes potential charges related to pending operational footprint actions and any potential outcome from the strategic alternatives process. In addition, this reconciliation also excludes the impact of the Company's quarterly adjustment related to the surplus VEBA assets. See Note 18 in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, for an explanation of the surplus VEBA assets. These excluded items are not expected to impact adjusted EBITDA.

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP measures that exclude certain charges that are not part of the Company’s core operations such as restructuring or asset impairments (Adjustment Items). We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity and believes these measures are useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ###

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com 2023-[0XX] Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world- class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.